UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 14, 2003

                      TOTAL ENTERTAINMENT RESTAURANT CORP.
             (Exact name of registrant as specified in its charter)

         Delaware                     000-22753                 52-2016614
     (State of other             (Commission File No.)        (IRS Employer
jurisdiction of incorporation)                            Identification Number)

           9300 East Central Avenue, Suite 100, Wichita, Kansas 67206
               (Address of principal executive offices) (Zip Code)

                                 (316) 634-0505
              (Registrant's telephone number, including area code)

                                 Not Applicable
   (Former name, former address and former fiscal year, if changed since last report)
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Item 5.        Other Information.

               The information in the press release attached hereto as Exhibit
               99.1 is incorporated herein by reference to such press release.

Item 7.        Financial Statements and Exhibits.

               (c)   Exhibits.

Exhibit No.    Description

99.1           Press Release dated February 14, 2003

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:      February 14, 2003

                                    TOTAL ENTERTAINMENT RESTAURANT CORP.


                                    By:      /s/ James K. Zielke
                                       -----------------------------------------
                                    Name:  James K. Zielke
                                    Title: Chief Financial Officer, Secretary,
                                           and Treasurer
                                                (Duly Authorized Officer)

                                  EXHIBIT INDEX

Exhibit No.    Description

99.1           Press Release dated February 14, 2003.